SUPPLEMENT DATED APRIL 7, 2021
TO

PROSPECTUS DATED JUNE 26, 2018
FOR EXECUTIVE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

This supplement contains information regarding a change to an investment option that is available under your Policy.

Effective May 1, 2021, the name of the following investment options will be changed:

Current Name	New Name

American Funds Insurance Series® Blue Chip Income and Growth Fund

American Funds Insurance Series® Global Growth and Income Fund

American Funds Insurance Series® High-Income Bond Fund

American Funds Insurance Series® Bond Fund

American Funds Insurance Series® Washington Mutual Investors Fund

American Funds Insurance Series® Capital World Growth and Income Fund

American Funds Insurance Series® American High-Income Trust

American Funds Insurance Series® The Bond Fund of America

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE..